                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

    This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

    Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

    It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

    IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
   COUNSELOR SERIES TRUST)              INVESCO CALIFORNIA VALUE MUNICIPAL
 AIM EQUITY FUNDS (INVESCO EQUITY         INCOME TRUST
   FUNDS)                               INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)    FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
   SERIES)                              INVESCO HIGH INCOME TRUST II
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
   (INVESCO INTERNATIONAL MUTUAL FUNDS) INVESCO MUNICIPAL INCOME
 AIM INVESTMENT FUNDS (INVESCO            OPPORTUNITIES TRUST
   INVESTMENT FUNDS)                    INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
   (INVESCO INVESTMENT SECURITIES       INVESCO PENNSYLVANIA VALUE MUNICIPAL
   FUNDS)                                 INCOME TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO QUALITY MUNICIPAL INCOME TRUST
   FUNDS)                               INVESCO SECURITIES TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SENIOR INCOME TRUST
   TAX-EXEMPT FUNDS)                    INVESCO TRUST FOR INVESTMENT GRADE
 AIM TREASURER'S SERIES TRUST (INVESCO    MUNICIPALS
   TREASURER'S SERIES TRUST)            INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO    NEW YORK MUNICIPALS
   VARIABLE INSURANCE FUNDS)            INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO ADVANTAGE MUNICIPAL INCOME
   TRUST II

on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                                                     EXPIRATION
TRUST)                                      WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
--------------------------    ------------------------------------------------ -------------- ----------
 Invesco Strategic Real        Invesco will waive advisory fees in an amount     4/30/2014    06/30/2017
   Return Fund                     equal to the advisory fees earned on
                                     underlying affiliated investments

AIM INVESTMENT FUNDS                                                                          EXPIRATION
(INVESCO INVESTMENT FUNDS                   WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
-------------------------     ------------------------------------------------ -------------- ----------
 Invesco Balanced-Risk         Invesco will waive advisory fees in an amount     02/24/15     06/30/2017
   Commodity Strategy Fund         equal to the advisory fees earned on
                                     underlying affiliated investments
 Invesco Global Targeted       Invesco will waive advisory fees in an amount     12/17/2013   06/30/2017
   Returns Fund                    equal to the advisory fees earned on
                                     underlying affiliated investments
 Invesco Strategic Income      Invesco will waive advisory fees in an amount     5/2/2014     06/30/2017
   Fund                            equal to the advisory fees earned on
                                     underlying affiliated investments
 Invesco Unconstrained         Invesco will waive advisory fees in an amount     10/14/2014   06/30/2017
   Bond Fund                       equal to the advisory fees earned on
                                     underlying affiliated investments

AIM TREASURER'S SERIES TRUST
(INVESCO TREASURER'S                                                                          EXPIRATION
SERIES TRUST)                               WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
----------------------------  ------------------------------------------------ -------------- ----------
 Premier Portfolio            Invesco will waive advisory fees in the amount      2/1/2011    12/31/2016
                              of 0.07% of the Fund's average daily net assets
 Premier U.S. Government      Invesco will waive advisory fees in the amount      2/1/2011    12/31/2016
   Money Portfolio            of 0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ------------------ ---------------
Invesco American Franchise Fund               February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund       February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010   June 30, 2017
Invesco Equity and Income Fund                February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2017
Invesco Growth and Income Fund                February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund         July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010   June 30, 2017
Invesco S&P 500 Index Fund                    February 12, 2010   June 30, 2017
Invesco Short Duration High Yield Municipal
  Fund                                        September 30, 2015  June 30, 2017
Invesco Small Cap Discovery Fund              February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund              April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2017
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2017
Invesco Summit Fund                               July 1, 2007   June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2017
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2017
Invesco International Small Company Fund          July 1, 2007   June 30, 2017
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Alternative Strategies Fund            October 14, 2014   June 30, 2017
Invesco Convertible Securities Fund            February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund                                           July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2017
Invesco Multi-Asset Inflation Fund             October 14, 2014   June 30, 2017
Invesco Small Cap Growth Fund                    July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                     February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2017
Invesco European Growth Fund                    July 1, 2007     June 30, 2017
Invesco Global Growth Fund                      July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2017
Invesco International Companies Fund          December 21, 2015  June 30, 2017
Invesco International Core Equity Fund          July 1, 2007     June 30, 2017
Invesco International Growth Fund               July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                                    COMMITTED
FUND                                             EFFECTIVE DATE       UNTIL
----                                           ------------------ -------------
Invesco All Cap Market Neutral Fund            December 17, 2013  June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/          May 29, 2009    June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                      November 29, 2010  June 30, 2017
Invesco Developing Markets Fund                   July 1, 2007    June 30, 2017
Invesco Emerging Markets Equity Fund              May 11, 2011    June 30, 2017
Invesco Emerging Markets Flexible Bond Fund/3/   June 14, 2010    June 30, 2017
Invesco Endeavor Fund                             July 1, 2007    June 30, 2017
Invesco Global Health Care Fund                   July 1, 2007    June 30, 2017
Invesco Global Infrastructure Fund                May 2, 2014     June 30, 2017
Invesco Global Market Neutral Fund             December 17, 2013  June 30, 2017
Invesco Global Markets Strategy Fund/4/        September 25, 2012 June 30, 2017
Invesco Global Targeted Returns Fund/5/        December 17, 2013  June 30, 2017
Invesco Greater China Fund                        July 1, 2007    June 30, 2017
Invesco International Total Return Fund           July 1, 2007    June 30, 2017
Invesco Long/Short Equity Fund                 December 17, 2013  June 30, 2017
Invesco Low Volatility Emerging Markets Fund   December 17, 2013  June 30, 2017
Invesco Macro International Equity Fund        December 17, 2013  June 30, 2017
Invesco Macro Long/Short Fund                  December 17, 2013  June 30, 2017
Invesco MLP Fund                                August 29, 2014   June 30, 2017
Invesco Pacific Growth Fund                    February 12, 2010  June 30, 2017
Invesco Premium Income Fund/6/                 December 13, 2011  June 30, 2017
Invesco Select Companies Fund                     July 1, 2007    June 30, 2017
Invesco Strategic Income Fund                     May 2, 2014     June 30, 2017
Invesco Unconstrained Bond Fund                 October 14, 2014  June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2017
Invesco High Yield Fund                         July 1, 2007     June 30, 2017
Invesco Money Market Fund                       July 1, 2007     June 30, 2017
Invesco Real Estate Fund                        July 1, 2007     June 30, 2017
Invesco Short Duration Inflation Protected
  Fund                                          July 1, 2007     June 30, 2017
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2017
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2017
Invesco Comstock Fund                         February 12, 2010  June 30, 2017
Invesco Energy Fund                             July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2017
Invesco Technology Fund                         July 1, 2007     June 30, 2017
Invesco Technology Sector Fund                February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2017
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund      July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund/7/ December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund               April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2017
Invesco V.I. Government Money Market Fund       July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2017
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2017

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
----                                          ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                     January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Conservative Income Fund               July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
----                                          --------------- ---------------
Invesco Advantage Municipal Income Trust II    May 15, 2012    June 30, 2017
Invesco Bond Fund                             August 26, 2015  June 30, 2017
Invesco California Value Municipal Income
  Trust                                        May 15, 2012    June 30, 2017
Invesco Dynamic Credit Opportunities Fund      May 15, 2012    June 30, 2017
Invesco High Income Trust II                   May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities Trust  August 26, 2015  June 30, 2017
Invesco Municipal Opportunity Trust            May 15, 2012    June 30, 2017
Invesco Municipal Trust                        May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal Income
  Trust                                        May 15, 2012    June 30, 2017
Invesco Quality Municipal Income Trust        August 26, 2015  June 30, 2017
Invesco Senior Income Trust                    May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade Municipals  May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade New York
  Municipals                                   May 15, 2012    June 30, 2017
Invesco Value Municipal Income Trust           June 1, 2010    June 30, 2017

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST

       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT           DATE
----                                     ------------ ---------- ------------------  -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual    2.00%       July 1, 2013       June 30, 2016
   Class B Shares                        Contractual    2.75%       July 1, 2013       June 30, 2016
   Class C Shares                        Contractual    2.75%       July 1, 2013       June 30, 2016
   Class R Shares                        Contractual    2.25%       July 1, 2013       June 30, 2016
   Class R5 Shares                       Contractual    1.75%       July 1, 2013       June 30, 2016
   Class R6 Shares                       Contractual    1.75%       July 1, 2013       June 30, 2016
   Class Y Shares                        Contractual    1.75%       July 1, 2013       June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012       June 30, 2016
   Class B Shares                        Contractual    2.00%       July 1, 2012       June 30, 2016
   Class C Shares                        Contractual    2.00%       July 1, 2012       June 30, 2016
   Class Y Shares                        Contractual    1.25%       July 1, 2012       June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.86%     January 1, 2015    December 31, 2016
   Class B Shares                        Contractual    1.61%     January 1, 2015    December 31, 2016
   Class C Shares                        Contractual    1.61%     January 1, 2015    December 31, 2016
   Class R Shares                        Contractual    1.11%     January 1, 2015    December 31, 2016
   Class R5 Shares                       Contractual    0.61%     January 1, 2015    December 31, 2016
   Class R6 Shares                       Contractual    0.61%     January 1, 2015    December 31, 2016
   Class Y Shares                        Contractual    0.61%     January 1, 2015    December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    2.00%       July 1, 2012       June 30, 2016
   Class B Shares                        Contractual    2.75%       July 1, 2012       June 30, 2016
   Class C Shares                        Contractual    2.75%       July 1, 2012       June 30, 2016
   Class R Shares                        Contractual    2.25%       July 1, 2012       June 30, 2016
   Class R6 Shares                       Contractual    1.75%    September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.75%       July 1, 2012       June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012       June 30, 2016
   Class B Shares                        Contractual    2.25%       July 1, 2012       June 30, 2016
   Class C Shares                        Contractual    2.25%       July 1, 2012       June 30, 2016
   Class R Shares                        Contractual    1.75%       July 1, 2012       June 30, 2016
   Class R5 Shares                       Contractual    1.25%       July 1, 2012       June 30, 2016
   Class R6 Shares                       Contractual    1.25%    September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.25%       July 1, 2012       June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%      April 14, 2006      June 30, 2016
   Class C Shares                        Contractual    2.00%      April 14, 2006      June 30, 2016
   Class R Shares                        Contractual    1.75%      April 14, 2006      June 30, 2016
   Class R5 Shares                       Contractual    1.25%      April 14, 2006      June 30, 2016
   Class R6 Shares                       Contractual    1.25%    September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.25%     October 3, 2008      June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual    2.00%       July 1, 2009       June 30, 2016
   Class B Shares                        Contractual    2.75%       July 1, 2009       June 30, 2016
   Class C Shares                        Contractual    2.75%       July 1, 2009       June 30, 2016
   Class R5 Shares                       Contractual    1.75%       July 1, 2009       June 30, 2016
   Class R6 Shares                       Contractual    1.75%    September 24, 2012    June 30, 2016
   Class Y Shares                        Contractual    1.75%       July 1, 2009       June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                              ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%             July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%             July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016
   Investor Class Shares                          Contractual         2.00%             July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                 Contractual         1.50%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.25%             July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.25%             July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                 Contractual         0.79%          September 30, 2015 December 31, 2016
   Class C Shares                                 Contractual         1.54%          September 30, 2015 December 31, 2016
   Class R5 Shares                                Contractual         0.54%          September 30, 2015 December 31, 2016
   Class Y Shares                                 Contractual         0.54%          September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                                 Contractual         2.00%             July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%             July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2016
   Class R6 Shares                                Contractual         1.75%          September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                                 Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                                 Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                                 Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                                Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                                Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                                 Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                               ------------ ----------  ------------------ -------------
Invesco Charter Fund
   Class A Shares                  Contractual    2.00%        July 1, 2009    June 30, 2016
   Class B Shares                  Contractual    2.75%        July 1, 2009    June 30, 2016
   Class C Shares                  Contractual    2.75%        July 1, 2009    June 30, 2016
   Class R Shares                  Contractual    2.25%        July 1, 2009    June 30, 2016
   Class R5 Shares                 Contractual    1.75%        July 1, 2009    June 30, 2016
   Class R6 Shares                 Contractual    1.75%     September 24, 2012 June 30, 2016
   Class S Shares                  Contractual    1.90%     September 25, 2009 June 30, 2016
   Class Y Shares                  Contractual    1.75%        July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual    2.00%        July 1, 2013    June 30, 2016
   Class B Shares                  Contractual    2.75%        July 1, 2013    June 30, 2016
   Class C Shares                  Contractual    2.75%        July 1, 2013    June 30, 2016
   Class R Shares                  Contractual    2.25%        July 1, 2013    June 30, 2016
   Class R5 Shares                 Contractual    1.75%        July 1, 2013    June 30, 2016
   Class R6 Shares                 Contractual    1.75%        July 1, 2013    June 30, 2016
   Class Y Shares                  Contractual    1.75%        July 1, 2013    June 30, 2016
   Investor Class Shares           Contractual    2.00%        July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                  Contractual    2.00%        July 1, 2009    June 30, 2016
   Class B Shares                  Contractual    2.75%        July 1, 2009    June 30, 2016
   Class C Shares                  Contractual    2.75%        July 1, 2009    June 30, 2016
   Class P Shares                  Contractual    1.85%        July 1, 2009    June 30, 2016
   Class R5 Shares                 Contractual    1.75%        July 1, 2009    June 30, 2016
   Class S Shares                  Contractual    1.90%     September 25, 2009 June 30, 2016
   Class Y Shares                  Contractual    1.75%        July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                      ------------ ----------  ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual    2.25%        July 1, 2009    June 30, 2016
   Class B Shares                         Contractual    3.00%        July 1, 2009    June 30, 2016
   Class C Shares                         Contractual    3.00%        July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual    2.00%        July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                         Contractual    2.25%        July 1, 2013    June 30, 2016
   Class B Shares                         Contractual    3.00%        July 1, 2013    June 30, 2016
   Class C Shares                         Contractual    3.00%        July 1, 2013    June 30, 2016
   Class R Shares                         Contractual    2.50%        July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual    2.00%        July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual    2.00%        July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                         Contractual    2.25%        July 1, 2009    June 30, 2016
   Class B Shares                         Contractual    3.00%        July 1, 2009    June 30, 2016
   Class C Shares                         Contractual    3.00%        July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual    2.00%        July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual    2.00%     September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual    2.00%        July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                           ------------ ----------  ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual    2.00%        July 1, 2009    June 30, 2016
   Class B Shares              Contractual    2.75%        July 1, 2009    June 30, 2016
   Class C Shares              Contractual    2.75%        July 1, 2009    June 30, 2016
   Class R Shares              Contractual    2.25%        July 1, 2009    June 30, 2016
   Class R5 Shares             Contractual    1.75%        July 1, 2009    June 30, 2016
   Class R6 Shares             Contractual    1.75%     September 24, 2012 June 30, 2016
   Class Y Shares              Contractual    1.75%        July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                           Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                           Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                           Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2017

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                             ------------ ----------  ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual    0.25%      November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual    0.25%     February 12, 2010  April 30, 2017
   Class B Shares                                Contractual    1.00%      November 4, 2009  April 30, 2017
   Class C Shares                                Contractual    1.00%      November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual    1.00%     February 12, 2010  April 30, 2017
   Class R Shares                                Contractual    0.50%      November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual    0.00%      November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual    0.00%     September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual    0.50%     February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual    0.00%      November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual    0.25%      November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual    0.25%     February 12, 2010  April 30, 2017
   Class B Shares                                Contractual    1.00%      November 4, 2009  April 30, 2017
   Class C Shares                                Contractual    1.00%      November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual    1.00%     February 12, 2010  April 30, 2017
   Class R Shares                                Contractual    0.50%      November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual    0.00%      November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual    0.00%     September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual    0.50%     February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual    0.00%      November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual    1.50%        July 1, 2012    June 30, 2016
   Class B Shares                                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class C Shares                                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class R Shares                                Contractual    1.75%        July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual    1.25%        July 1, 2012    June 30, 2016
   Class S Shares                                Contractual    1.40%        July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual    1.25%        July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual    1.50%        July 1, 2012    June 30, 2016
   Class B Shares                                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class C Shares                                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual    1.25%        July 1, 2012    June 30, 2016
   Class R6 Shares                               Contractual    1.25%     September 24, 2012 June 30, 2016
   Class Y Shares                                Contractual    1.25%        July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual    1.46%        May 1, 2015     April 30, 2016
   Class B Shares                                Contractual    2.21%        May 1, 2015     April 30, 2016
   Class C Shares                                Contractual    2.21%        May 1, 2015     April 30, 2016
   Class R Shares                                Contractual    1.71%        May 1, 2015     April 30, 2016
   Class R5 Shares                               Contractual    1.21%        May 1, 2015     April 30, 2016
   Class Y Shares                                Contractual    1.21%        May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual    2.00%        July 1, 2012    June 30, 2016
   Class B Shares                                Contractual    2.75%        July 1, 2012    June 30, 2016
   Class C Shares                                Contractual    2.75%        July 1, 2012    June 30, 2016
   Class R Shares                                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual    1.75%        July 1, 2012    June 30, 2016
   Class S Shares                                Contractual    1.90%        July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual    1.75%        July 1, 2012    June 30, 2016


See page 16 for footnotes to Exhibit A.


                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%             May 1, 2012     April 30, 2017
   Class B Shares                      Contractual         1.00%             May 1, 2012     April 30, 2017
   Class C Shares                      Contractual         1.00%             May 1, 2012     April 30, 2017
   Class R Shares                      Contractual         0.50%             May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual         0.00%             May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual         0.00%             May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%             May 1, 2012     June 30, 2016
   Class B Shares                      Contractual         3.00%             May 1, 2012     June 30, 2016
   Class C Shares                      Contractual         3.00%             May 1, 2012     June 30, 2016
   Class R Shares                      Contractual         2.50%             May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual         2.00%             May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual         2.00%             May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class R Shares                      Contractual         1.75%             July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2016
   Class S Shares                      Contractual         1.40%             July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual         2.00%             July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                        ------------ ----------  ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual    2.25%        July 1, 2009      June 30, 2016
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30, 2016
   Class C Shares                           Contractual    3.00%        July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual    2.00%        July 1, 2009      June 30, 2016

Invesco European Growth Fund                Contractual    2.25%        July 1, 2009      June 30, 2016
   Class A Shares                           Contractual    3.00%        July 1, 2009      June 30, 2016
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30, 2016
   Class C Shares                           Contractual    2.50%        July 1, 2009      June 30, 2016
   Class R Shares                           Contractual    2.00%        July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual    2.25%        July 1, 2009      June 30, 2016
   Investor Class Shares

Invesco Global Growth Fund
   Class A Shares                           Contractual    1.31%      October 1, 2015   February 28, 2017
   Class B Shares                           Contractual    2.06%      October 1, 2015   February 28, 2017
   Class C Shares                           Contractual    2.06%      October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual    1.06%      October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual    1.06%      October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual    1.06%      October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual    1.36%       August 1, 2012   February 28, 2017
   Class C Shares                           Contractual    2.11%       August 1, 2012   February 28, 2017
   Class R Shares                           Contractual    1.61%       August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual    1.11%       August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual    1.11%     September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual    1.11%       August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual    2.25%        July 1, 2009      June 30, 2016
   Class B Shares                           Contractual    3.00%        July 1, 2009      June 30, 2016
   Class C Shares                           Contractual    3.00%        July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual    2.00%        July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual    2.00%        July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual    1.33%     December 21, 2015  February 28, 2017
   Class C Shares                           Contractual    2.08%     December 21, 2015  February 28, 2017
   Class R Shares                           Contractual    1.58%     December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual    1.08%     December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual    1.08%     December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual    1.08%     December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual    1.33%       April 1, 2016     March 31, 2017
   Class B Shares                           Contractual    2.08%       April 1, 2016     March 31, 2017
   Class C Shares                           Contractual    2.08%       April 1, 2016     March 31, 2017
   Class R Shares                           Contractual    1.58%       April 1, 2016     March 31, 2017
   Class R5 Shares                          Contractual    1.08%       April 1, 2016     March 31, 2017
   Class R6 Shares                          Contractual    1.08%       April 1, 2016     March 31, 2017
   Class Y Shares                           Contractual    1.08%       April 1, 2016     March 31, 2017
   Investor Class Shares                    Contractual    1.33%       April 1, 2016     March 31, 2017

See page 16 for footnotes to Exhibit A.


                                   CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                               ------------ ----------  ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                  Contractual    2.25%        July 1, 2013      June 30, 2016
   Class B Shares                  Contractual    3.00%        July 1, 2013      June 30, 2016
   Class C Shares                  Contractual    3.00%        July 1, 2013      June 30, 2016
   Class R Shares                  Contractual    2.50%        July 1, 2013      June 30, 2016
   Class R5 Shares                 Contractual    2.00%        July 1, 2013      June 30, 2016
   Class R6 Shares                 Contractual    2.00%        July 1, 2013      June 30, 2016
   Class Y Shares                  Contractual    2.00%        July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                  Contractual    1.51%       August 1, 2012   February 28, 2017
   Class C Shares                  Contractual    2.26%       August 1, 2012   February 28, 2017
   Class R Shares                  Contractual    1.76%       August 1, 2012   February 28, 2017
   Class R5 Shares                 Contractual    1.26%       August 1, 2012   February 28, 2017
   Class R6 Shares                 Contractual    1.26%     September 24, 2012 February 28, 2017
   Class Y Shares                  Contractual    1.26%       August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual    1.62%     December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual    2.37%     December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual    1.87%     December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual    1.37%     December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual    1.37%     December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual    1.37%     December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual    2.00%        July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual    2.25%        July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual    1.75%        July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual    1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual    1.75%        July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual    2.00%        July 1, 2014      June 30, 2016
   Class B Shares                                 Contractual    2.75%        July 1, 2014      June 30, 2016
   Class C Shares                                 Contractual    2.75%        July 1, 2014      June 30, 2016
   Class R Shares                                 Contractual    2.25%        July 1, 2014      June 30, 2016
   Class R5 Shares                                Contractual    1.75%        July 1, 2014      June 30, 2016
   Class R6 Shares                                Contractual    1.75%        July 1, 2014      June 30, 2016
   Class Y Shares                                 Contractual    1.75%        July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                                 Contractual    2.25%        July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual    3.00%        July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual    3.00%        July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual    2.00%        July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual    2.00%     September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual    2.00%        July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.


                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual    1.54%       April 1, 2016     March 31, 2017
   Class C Shares                                 Contractual    2.29%       April 1, 2016     March 31, 2017
   Class R Shares                                 Contractual    1.79%       April 1, 2016     March 31, 2017
   Class R5 Shares                                Contractual    1.29%       April 1, 2016     March 31, 2017
   Class R6 Shares                                Contractual    1.29%       April 1, 2016     March 31, 2017
   Class Y Shares                                 Contractual    1.29%       April 1, 2016     March 31, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual    1.24%       June 14, 2010    February 28, 2017
   Class B Shares                                 Contractual    1.99%       June 14, 2010    February 28, 2017
   Class C Shares                                 Contractual    1.99%       June 14, 2010    February 28, 2017
   Class R Shares                                 Contractual    1.49%       June 14, 2010    February 28, 2017
   Class Y Shares                                 Contractual    0.99%       June 14, 2010    February 28, 2017
   Class R5 Shares                                Contractual    0.99%       June 14, 2010    February 28, 2017
   Class R6 Shares                                Contractual    0.99%     September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                 Contractual    2.00%        July 1, 2009      June 30, 2016
   Class B Shares                                 Contractual    2.75%        July 1, 2009      June 30, 2016
   Class C Shares                                 Contractual    2.75%        July 1, 2009      June 30, 2016
   Class R Shares                                 Contractual    2.25%        July 1, 2009      June 30, 2016
   Class R5 Shares                                Contractual    1.75%        July 1, 2009      June 30, 2016
   Class R6 Shares                                Contractual    1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual    1.75%        July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                                 Contractual    2.00%        July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual    2.75%        July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual    1.75%        July 1, 2012      June 30, 2016
   Investor Class Shares                          Contractual    2.00%        July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual    1.40%        May 2, 2014     February 28, 2017
   Class C Shares                                 Contractual    2.15%        May 2, 2014     February 28, 2017
   Class R Shares                                 Contractual    1.65%        May 2, 2014     February 28, 2017
   Class Y Shares                                 Contractual    1.15%        May 2, 2014     February 28, 2017
   Class R5 Shares                                Contractual    1.15%        May 2, 2014     February 28, 2017
   Class R6 Shares                                Contractual    1.15%        May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual    1.65%       March 1, 2016    February 28, 2017
   Class C Shares                                 Contractual    2.40%       March 1, 2016    February 28, 2017
   Class R Shares                                 Contractual    1.90%       March 1, 2016    February 28, 2017
   Class R5 Shares                                Contractual    1.40%       March 1, 2016    February 28, 2017
   Class R6 Shares                                Contractual    1.40%       March 1, 2016    February 28, 2017
   Class Y Shares                                 Contractual    1.40%       March 1, 2016    February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                                 Contractual    1.62%     December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual    2.37%     December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual    1.87%     December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual    1.37%     December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual    1.37%     December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual    1.37%     December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.


                                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                          ------------ ----------  ------------------ -----------------
Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual    1.65%       March 1, 2016    February 28, 2017
   Class C Shares                             Contractual    2.40%       March 1, 2016    February 28, 2017
   Class R Shares                             Contractual    1.90%       March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual    1.40%       March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual    1.40%       March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual    1.40%       March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual    2.25%        July 1, 2009      June 30, 2016
   Class B Shares                             Contractual    3.00%        July 1, 2009      June 30, 2016
   Class C Shares                             Contractual    3.00%        July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual    2.00%        July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual    2.00%        July 1, 2009      June 30, 2016

Invesco International Total Return Fund
   Class A Shares                             Contractual    1.10%       March 31, 2006   February 28, 2017
   Class B Shares                             Contractual    1.85%       March 31, 2006   February 28, 2017
   Class C Shares                             Contractual    1.85%       March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual    0.85%      October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual    0.85%     September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual    0.85%       March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual    1.87%     December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.62%     December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    2.12%     December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.62%     December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.62%     December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.62%     December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual    1.72%     December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.47%     December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    1.97%     December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.47%     December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.47%     December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.47%     December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual    1.50%      August 29, 2014   February 28, 2017
   Class C Shares                             Contractual    2.25%      August 29, 2014   February 28, 2017
   Class R Shares                             Contractual    1.75%      August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual    1.25%      August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual    1.25%      August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual    1.25%      August 29, 2014   February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                             Contractual    1.43%     December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.18%     December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    1.68%     December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.18%     December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.18%     December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.18%     December 17, 2013  February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual    1.87%     December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.62%     December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    2.12%     December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.62%     December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.62%     December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.62%     December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.

                                 CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                             ------------ --------------------- ----------------- -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual         2.25%            July 1, 2012      June 30, 2016
   Class B Shares                Contractual         3.00%            July 1, 2012      June 30, 2016
   Class C Shares                Contractual         3.00%            July 1, 2012      June 30, 2016
   Class R Shares                Contractual         2.50%            July 1, 2012      June 30, 2016
   Class R5 Shares               Contractual         2.00%            July 1, 2012      June 30, 2016
   Class Y Shares                Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                Contractual         1.05%           March 1, 2015    February 28, 2017
   Class C Shares                Contractual         1.80%           March 1, 2015    February 28, 2017
   Class R Shares                Contractual         1.30%           March 1, 2015    February 28, 2017
   Class R5 Shares               Contractual         0.80%           March 1, 2015    February 28, 2017
   Class R6 Shares               Contractual         0.80%           March 1, 2015    February 28, 2017
   Class Y Shares                Contractual         0.80%           March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares                Contractual         2.00%            July 1, 2009      June 30, 2016
   Class B Shares                Contractual         2.75%            July 1, 2009      June 30, 2016
   Class C Shares                Contractual         2.75%            July 1, 2009      June 30, 2016
   Class R Shares                Contractual         2.25%            July 1, 2009      June 30, 2016
   Class R5 Shares               Contractual         1.75%            July 1, 2009      June 30, 2016
   Class Y Shares                Contractual         1.75%            July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*    May 2, 2014     February 28, 2017
   Class C Shares                Contractual  1.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R Shares                Contractual  1.10% less net AFFE*    May 2, 2014     February 28, 2017
   Class Y Shares                Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R5 Shares               Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017
   Class R6 Shares               Contractual  0.60% less net AFFE*    May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE*  October 14, 2014  February 28, 2017
   Class C Shares                Contractual  1.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R Shares                Contractual  1.29% less net AFFE*  October 14, 2014  February 28, 2017
   Class Y Shares                Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R5 Shares               Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017
   Class R6 Shares               Contractual  0.79% less net AFFE*  October 14, 2014  February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                             ------------ ----------  ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual    1.50%        July 1, 2012    June 30, 2016
   Class B Shares                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class C Shares                Contractual    2.25%        July 1, 2012    June 30, 2016
   Class R Shares                Contractual    1.75%        July 1, 2012    June 30, 2016
   Class R5 Shares               Contractual    1.25%        July 1, 2012    June 30, 2016
   Class R6 Shares               Contractual    1.25%     September 24, 2012 June 30, 2016
   Class Y Shares                Contractual    1.25%        July 1, 2012    June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                Contractual    2.00%        July 1, 2009    June 30, 2016
   Class B Shares                Contractual    2.75%        July 1, 2009    June 30, 2016
   Class C Shares                Contractual    2.75%        July 1, 2009    June 30, 2016
   Class R Shares                Contractual    2.25%        July 1, 2009    June 30, 2016
   Class R5 Shares               Contractual    1.75%        July 1, 2009    June 30, 2016
   Class R6 Shares               Contractual    1.75%     September 24, 2012 June 30, 2016
   Class Y Shares                Contractual    1.75%        July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.


                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                             ------------ ----------  ------------------ -----------------
Invesco High Yield Fund
   Class A Shares                                Contractual    1.50%        July 1, 2013      June 30, 2016
   Class B Shares                                Contractual    2.25%        July 1, 2013      June 30, 2016
   Class C Shares                                Contractual    2.25%        July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual    1.25%        July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual    1.25%        July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual    1.25%        July 1, 2013      June 30, 2016
   Investor Class Shares                         Contractual    1.50%        July 1, 2013      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual    0.55%     December 31, 2015  December 31, 2016
   Class A2 Shares                               Contractual    0.45%     December 31, 2015  December 31, 2016
   Class R5 Shares                               Contractual    0.30%     December 31, 2015  December 31, 2016
   Class R6 Shares                               Contractual    0.30%     December 31, 2015  December 31, 2016
   Class Y Shares                                Contractual    0.30%     December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                Contractual    2.00%        July 1, 2012      June 30, 2016
   Class B Shares                                Contractual    2.75%        July 1, 2012      June 30, 2016
   Class C Shares                                Contractual    2.75%        July 1, 2012      June 30, 2016
   Class R Shares                                Contractual    2.25%        July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual    1.75%        July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual    1.75%     September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual    1.75%        July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual    2.00%        July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                Contractual    1.40%        July 1, 2013      June 30, 2016
   Class C Shares                                Contractual   1.75%/2/      July 1, 2013      June 30, 2016
   Class R Shares                                Contractual    1.75%        July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual    1.25%        July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual    1.25%        July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual    1.25%        July 1, 2013      June 30, 2016

Invesco U.S. Government Fund
   Class A Shares                                Contractual    1.50%        July 1, 2012      June 30, 2016
   Class B Shares                                Contractual    2.25%        July 1, 2012      June 30, 2016
   Class C Shares                                Contractual    2.25%        July 1, 2012      June 30, 2016
   Class R Shares                                Contractual    1.75%        July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual    1.25%        July 1, 2012      June 30, 2016
   Class Y Shares                                Contractual    1.25%        July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual    1.50%        July 1, 2012      June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                         ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares            Contractual    2.00%        July 1, 2013    June 30, 2016
   Class B Shares            Contractual    2.75%        July 1, 2013    June 30, 2016
   Class C Shares            Contractual    2.75%        July 1, 2013    June 30, 2016
   Class R Shares            Contractual    2.25%        July 1, 2013    June 30, 2016
   Class R5 Shares           Contractual    1.75%        July 1, 2013    June 30, 2016
   Class R6 Shares           Contractual    1.75%        July 1, 2013    June 30, 2016
   Class Y Shares            Contractual    1.75%        July 1, 2013    June 30, 2016

Invesco Comstock Fund
   Class A Shares            Contractual    2.00%        July 1, 2012    June 30, 2016
   Class B Shares            Contractual    2.75%        July 1, 2012    June 30, 2016
   Class C Shares            Contractual    2.75%        July 1, 2012    June 30, 2016
   Class R Shares            Contractual    2.25%        July 1, 2012    June 30, 2016
   Class R5 Shares           Contractual    1.75%        July 1, 2012    June 30, 2016
   Class R6 Shares           Contractual    1.75%     September 24, 2012 June 30, 2016
   Class Y Shares            Contractual    1.75%        July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.


                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class R5 Shares                   Contractual     1.75%     July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2016
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2016
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%    August 1, 2015    June 30, 2016
   Class B Shares                    Contractual     2.75%    August 1, 2015    June 30, 2016
   Class C Shares                    Contractual     2.75%    August 1, 2015    June 30, 2016
   Class R Shares                    Contractual     2.25%    August 1, 2015    June 30, 2016
   Class R5 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2016
   Class R6 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2016
   Class Y Shares                    Contractual     1.75%    August 1, 2015    June 30, 2016

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2016

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2016
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2016
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2016
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2016
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2016

See page 16 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 Contractual/  Expense   Effective Date of  Expiration
Fund                                              Voluntary   Limitation   Current Limit       Date
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2016

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Limited Term Municiipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

                           INVESCO MANAGEMENT TRUST


                                                          EFFECTIVE DATE
                                  CONTRACTUAL/  EXPENSE     OF CURRENT      EXPIRATION
FUND                               VOLUNTARY   LIMITATION     LIMIT            DATE
----                              ------------ ---------- -------------- -----------------
Invesco Conservative Income Fund
   Institutional Class            Contractual     0.28%    July 1, 2014  December 31, 2016

                           INVESCO SECURITIES TRUST


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

             EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1/,/2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual    0.39%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.34%     July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual    0.33%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.28%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.25%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual    0.80%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual    0.50%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual    1.12%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual    0.41%/2/   July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual    0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual     0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual     0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual    0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual    0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual    1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual    0.30%/2/   July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2017
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%          April 30, 2015   April 30, 2017
   Series II Shares                            Contractual         0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual    1.50%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    1.75%      May 1, 2013     June 30, 2016

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual    1.50%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    1.75%      May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual    0.78%      May 1, 2013     April 30, 2017
   Series II Shares                        Contractual    1.03%      May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual    1.50%      May 1, 2014     June 30, 2016
   Series II Shares                        Contractual    1.75%      May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual    2.25%      July 1, 2012    June 30, 2016
   Series II Shares                        Contractual    2.50%      July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual    2.00%      May 1, 2015     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual    2.00%      July 1, 2014    June 30, 2016
   Series II Shares                        Contractual    2.25%      July 1, 2014    June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual    2.00%      July 1, 2012    June 30, 2016
   Series II Shares                        Contractual    2.25%      July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary     0.73%      July 1, 2015         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- --------------
Invesco Municipal Opportunity Trust   Voluntary     0.89%    November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust   Voluntary     0.50%    October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco Trust for Investment Grade New York Municipals   Voluntary     0.69%     August 27, 2012       N/A

                                                               Sub-item 77Q1(e)

                               AMENDMENT NO. 30
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This amendment effective as of April 29, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco V.I. Money Market Fund to Invesco V.I. Government Money Market Fund;

   NOW, THEREFORE, the parties agree that:

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                          EFFECTIVE DATE OF
NAME OF FUND                                              ADVISORY AGREEMENT
------------                                              -------------------
Invesco V.I. Balanced-Risk Allocation Fund                January 7, 2011
Invesco V.I. Core Equity Fund                             May 1, 2000
Invesco V.I. Core Plus Bond Fund                          May 1, 2000
Invesco V.I. Global Health Care Fund                      April 30, 2004
Invesco V.I. Global Real Estate Fund                      April 30, 2004
Invesco V.I. Government Securities Fund                   May 1, 2000
Invesco V.I. High Yield Fund                              May 1, 2000
Invesco V.I. International Growth Fund                    May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund                     September 10, 2001
Invesco V.I. Government Money Market Fund                 May 1, 2000
Invesco V.I. Small Cap Equity Fund                        September 1, 2003
Invesco V.I. Technology Fund                              April 30, 2004
Invesco V.I. Managed Volatility Fund                      April 30, 2004
Invesco V.I. Diversified Dividend Fund                    February 12, 2010
Invesco V.I. S&P 500 Index Fund                           February 12, 2010
Invesco V.I. Equally-Weighted S&P 500 Fund                February 12, 2010
Invesco V.I. American Franchise Fund                      February 12, 2010
Invesco V.I. American Value Fund                          February 12, 2010
Invesco V.I. Comstock Fund                                February 12, 2010
Invesco V.I. Equity and Income Fund                       February 12, 2010
Invesco V.I. Global Core Equity Fund                      February 12, 2010
Invesco V.I. Growth and Income Fund                       February 12, 2010
Invesco V.I. Mid Cap Growth Fund                          February 12, 2010
Invesco V.I. Value Opportunities Fund                     September 10, 2001

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                  INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS                                                        ANNUAL RATE*
----------                                                        ------------
First $250 million...............................................     0.95%
Next $250 million................................................    0.925%
Next $500 million................................................     0.90%
Next $1.5 billion................................................    0.875%
Next $2.5 billion................................................     0.85%
Next $2.5 billion................................................    0.825%
Next $2.5 billion................................................     0.80%
Over $10 billion.................................................    0.775%

* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

                     INVESCO V.I. VALUE OPPORTUNITIES FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.695%
Next $250 million................................................     0.67%
Next $500 million................................................    0.645%
Next $1.5 billion................................................     0.62%
Next $2.5 billion................................................    0.595%
Next $2.5 billion................................................     0.57%
Next $2.5 billion................................................    0.545%
Over $10 billion.................................................     0.52%

                         INVESCO V.I. CORE EQUITY FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.65%
Over $250 million................................................    0.60%

                       INVESCO V.I. CORE PLUS BOND FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $500 million...............................................    0.450%
Next $500 million................................................    0.425%
Next $1.5 billion................................................    0.400%
Next $2.5 billion................................................    0.375%
Over $5 billion..................................................    0.350%

                      INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.745%
Next $250 million................................................     0.73%
Next $500 million................................................    0.715%
Next $1.5 billion................................................     0.70%
Next $2.5 billion................................................    0.685%
Next $2.5 billion................................................     0.67%
Next $2.5 billion................................................    0.655%
Over $10 billion.................................................     0.64%

                     INVESCO V.I. GLOBAL HEALTH CARE FUND
                     INVESCO V.I. GLOBAL REAL ESTATE FUND
                         INVESCO V.I. TECHNOLOGY FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.75%
Next $250 million................................................    0.74%
Next $500 million................................................    0.73%
Next $1.5 billion................................................    0.72%
Next $2.5 billion................................................    0.71%
Next $2.5 billion................................................    0.70%
Next $2.5 billion................................................    0.69%
Over $10 billion.................................................    0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.50%
Over $250 million................................................    0.45%

                         INVESCO V.I. HIGH YIELD FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $200 million...............................................    0.625%
Next $300 million................................................     0.55%
Next $500 million................................................     0.50%
Over $1 billion..................................................     0.45%

                    INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.75%
Over $250 million................................................    0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $500 million...............................................    0.725%
Next $500 million................................................    0.700%
Next $500 million................................................    0.675%
Over $1.5 billion................................................     0.65%

                   INVESCO V.I. GOVERNMENT MONEY MARKET FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.40%
Over $250 million................................................    0.35%

                     INVESCO V.I. MANAGED VOLATILITY FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
All Assets.......................................................    0.60%

                    INVESCO V.I. DIVERSIFIED DIVIDEND FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.545%
Next $750 million................................................     0.42%
Next $1 billion..................................................    0.395%
Over $2 billion..................................................     0.37%

                     INVESCO V.I. GLOBAL CORE EQUITY FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $1 billion.................................................     0.67%
Next $500 million................................................    0.645%
Next $1 billion..................................................     0.62%
Next $1 billion..................................................    0.595%
Next $1 billion..................................................     0.57%
Over $4.5 billion................................................    0.545%

                        INVESCO V.I. S&P 500 INDEX FUND
                  INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $2 billion.................................................    0.12%
Over $2 billion..................................................    0.10%

                     INVESCO V.I. AMERICAN FRANCHISE FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $250 million...............................................    0.695%
Next $250 million................................................     0.67%
Next $500 million................................................    0.645%
Next $550 million................................................     0.62%
Next $3.45 billion...............................................     0.60%
Next $250 million................................................    0.595%
Next $2.25 billion...............................................     0.57%
Next $2.5 billion................................................    0.545%
Over $10 billion ................................................     0.52%

                          INVESCO V.I. COMSTOCK FUND
                      INVESCO V.I. GROWTH AND INCOME FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $500 million...............................................    0.60%
Over $500 million................................................    0.55%

                      INVESCO V.I. EQUITY AND INCOME FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $150 million...............................................    0.50%
Next $100 million................................................    0.45%
Next $100 million................................................    0.40%
Over $350 million................................................    0.35%

                       INVESCO V.I. MID CAP GROWTH FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $500 million...............................................    0.75%
Next $500 million................................................    0.70%
Over $1 billion..................................................    0.65%

                       INVESCO V.I. AMERICAN VALUE FUND

NET ASSETS                                                        ANNUAL RATE
----------                                                        -----------
First $1 billion.................................................    0.72%
Over $1 billion..................................................    0.65%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

                                                    AIM VARIABLE INSURANCE FUNDS
                                                    (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Peter Davidson                         By:  /s/ John M. Zerr
         ----------------------------------              ---------------------------------
         Assistant Secretary                             John M. Zerr
                                                         Senior Vice President

(SEAL)

                                                    INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                         By:  /s/ John M. Zerr
         ----------------------------------              ---------------------------------
         Assistant Secretary                             John M. Zerr
                                                         Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 13

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

    This Amendment effective as of April 29, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

    WHEREAS, the parties desires to change the name of Invesco V.I. Money Market Fund to Invesco V.I. Government Money Market Fund;

    NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

Invesco V.I. Balanced-Risk Allocation     Invesco V.I. Managed Volatility Fund
  Fund                                    Invesco V.I. Diversified Dividend Fund
Invesco V.I. Core Equity Fund             Invesco V.I. S&P 500 Index Fund
Invesco V.I. Core Plus Bond Fund          Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Global Health Care Fund      Invesco V.I. American Franchise Fund
Invesco V.I. Global Real Estate Fund      Invesco V.I. American Value Fund
Invesco V.I. Government Securities Fund   Invesco V.I. Comstock Fund
Invesco V.I. High Yield Fund              Invesco V.I. Equity and Income Fund
Invesco V.I. International Growth Fund    Invesco V.I. Global Core Equity Fund
Invesco V.I. Mid Cap Core Equity Fund     Invesco V.I. Growth and Income Fund
Invesco V.I. Government Money Market Fund Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Small Cap Equity Fund        Invesco V.I. Value Opportunities Fund"
Invesco V.I. Technology Fund

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer, Funds
                                                  & Senior Vice President Fund
                                                  Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                       INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                       Sub-Adviser

                       By:     /s/ Carsten Majer  /s/ Zurina Rieger
                               -------------------------------------------------
                       Name:   Carsten Majer      Zurina Rieger
                       Title:  Director           Director

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ Roderick Ellis
                                                  ------------------------------
                                          Name:   Roderick Ellis
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                           INVESCO HONG KONG LIMITED

                           Sub-Adviser

                           By:     /s/ Fanny Lee  /s/ Gracie Liu
                                   ---------------------------------------------
                           Name:   Fanny Lee      Gracie Liu
                           Title:  Director       Director

                                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                     Sub-Adviser

                                     By:     /s/ Jeffrey H. Kupor
                                             -----------------------------------
                                     Name:   Jeffrey H. Kupor
                                     Title:  Secretary & General Counsel